Supplement dated May 7, 2010

to the Prospectuses dated May 1, 2006 for

Park Avenue Life Millennium Series Variable Life Insurance Policy (PAL Millennium)

and

Park Avenue Life Millennium Series VUL (VUL Millennium)

and

to the Prospectus dated May 1, 2001 for

Park Avenue Variable Universal Life Insurance Policy (97-VUL)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2006 as further supplemented for the Park Avenue Life Millennium Series Variable Life Insurance Policy and Park Avenue Life Millennium Series VUL, and to the Prospectus dated May 1, 2001 as further supplemented for Park Avenue Variable Universal Life Insurance Policy (the “Policies”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Accounts K, N and M, respectively.

Effective May 7, 2010, the exchange to fixed-benefit insurance feature will be available until the later of the insured’s attained age 90 or the second policy anniversary. Further information regarding this feature can be found on Prospectus pages 49, 61, and 44 of PAL Millennium, VUL Millennium and 97-VUL, respectively.

This Supplement should be retained with the Prospectus for future reference.